Exhibit 99.1

TIPTREE ANNOUNCES THIRD QUARTER 2025 RESULTS AND SALE OF RELIANCE FIRST CAPITAL

Greenwich, Connecticut – October 31, 2025 - Tiptree Inc. (NASDAQ:TIPT) (“Tiptree” or the “Company”), today announced its financial results for the three and nine months ended September 30, 2025.

Third Quarter 2025 Highlights

•
On September 26, 2025, the Company agreed to sell Fortegra for $1.65 billion, with $1.12 billion estimated gross proceeds to Tiptree pending regulatory approvals. Anticipated closing of the Fortegra transaction in mid-2026.
•
On October 31, 2025, the Company agreed to sell its mortgage business, Reliance First Capital, for 93.5% of tangible book value at closing, or $51 million of estimated gross proceeds as of September 30, 2025. Anticipated closing in first quarter of 2026.
•
Tiptree's pro-forma book value as of September 30, 2025 is estimated to be $930 million, net of estimated taxes and transaction expenses for the closing of both transactions.
•
Declared a dividend of $0.06 per share to stockholders of record on November 17, 2025 with a payment date of November 24, 2025.
•
Tiptree will continue to think and act like owners—focused on long-term value creation through strategic investments, opportunistic share buybacks, and thoughtful consideration of dividends. With a disciplined financial approach, the Company continues to streamline operations and manage costs to support sustainable growth.

($ in thousands, except per share information)	Three Months Ended September 30,		Nine Months Ended September 30,
GAAP:	2025	2024	2025	2024
Total revenues	$540,302	$494,362	$1,566,478	$1,539,256
Net income (loss) attributable to common stockholders	$6,421	$11,915	$31,016	$33,816
Diluted earnings per share	$0.13	$0.29	$0.68	$0.83
Cash dividends paid per common share	$0.06	$0.06	$0.18	$0.18
Return on average equity	5.1%	10.6%	8.6%	10.3%

Non-GAAP: (1)
Adjusted net income	$28,764	$27,872	$79,223	$72,827
Adjusted return on average equity	22.9%	24.8%	21.9%	22.1%

(1) See “—Non-GAAP Reconciliations” for a discussion of non-GAAP financial measures. Adjusted net income is presented after the impacts of non-controlling interests.

Third Quarter 2025 Financial Highlights

•
Revenues of $540.3 million for the quarter and $1.6 billion for the year, an increase of 9.3% and 1.8% from the respective prior year periods. The increases for both periods were driven by growth in earned premiums, net, and net realized and unrealized gains at Fortegra.

•
Net income of $6.4 million compared to $11.9 million in Q3'24, and year-to-date net income of $31.0 million compared to $33.8 million in the prior year, with the decreases driven by deal-related expenses and an increase in the Fortegra Additional Warrant liability, partially offset by growth in Fortegra’s underwriting and fee income, and investments gains on equities.

•
Adjusted net income of $28.8 million for the quarter and $79.2 million for the year, an increase of 3.2% and 8.8% from the respective prior year periods, driven by growth in Fortegra. Annualized adjusted return on average equity was 22.9% for the quarter, as compared to 24.8% in Q3'24.

Non-GAAP

Management uses Adjusted net income and Adjusted return on average equity as measurements of operating performance. Management believes these measures provide supplemental information useful to investors as they are frequently used by the financial community to analyze financial performance and comparison among companies. Management uses Adjusted net income and adjusted return on average equity as part of its capital allocation process and to assess comparative returns on invested capital. Adjusted net income represents income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, stock-based compensation, net realized and unrealized gains (losses), and intangibles amortization associated with purchase accounting, all of which is reduced for non-controlling interests. Adjusted net income and Adjusted return on average equity are presented before the impacts of non-controlling interests. Adjusted net income and Adjusted return on average equity are not measurements of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for GAAP net income. See “Non-GAAP Reconciliations” for a reconciliation of these measures to their GAAP equivalents.

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including the insurance, asset management, specialty finance, real estate and shipping sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

Forward-Looking Statements

This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations for our businesses and intentions. In addition, we make certain forward-looking statements regarding the Company’s plans to take Fortegra public. Any initial public offering by Fortegra would be subject to a variety of factors, including market conditions, and may not be consummated. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.

Tiptree Inc.

Condensed Consolidated Balance Sheets (Unaudited)

($ in thousands, except share data)

	As of
	September 30, 2025	December 31, 2024
Assets:
Investments:
Available for sale securities, at fair value, net of allowance for credit losses	$1,305,403	$1,107,929
Loans, at fair value	90,422	81,330
Equity securities	171,673	108,620
Other investments	53,501	53,084
Total investments	1,620,999	1,350,963
Cash and cash equivalents	366,087	320,067
Restricted cash	113,473	96,197
Notes and accounts receivable, net	813,622	799,131
Reinsurance recoverable	1,345,662	992,883
Prepaid reinsurance premiums	1,100,965	1,046,253
Deferred acquisition costs	572,790	565,872
Goodwill	207,802	206,706
Intangible assets, net	93,672	102,859
Other assets	181,197	213,858
Total assets	$6,416,269	$5,694,789

Liabilities and Stockholders’ Equity
Liabilities:
Debt, net	$507,560	$427,089
Unearned premiums	1,920,104	1,766,068
Policy liabilities and unpaid claims	1,615,702	1,298,081
Deferred revenue	654,504	695,772
Reinsurance payable	470,505	443,083
Other liabilities and accrued expenses	506,476	407,925
Total liabilities	$5,674,851	$5,038,018

Stockholders’ Equity:
Preferred stock: $0.001 par value, 100,000,000 shares authorized, none issued or outstanding	$—	$—
Common stock: $0.001 par value, 200,000,000 shares authorized, 37,820,120 and 37,255,838 shares issued and outstanding, respectively	38	37
Additional paid-in capital	392,947	389,693
Accumulated other comprehensive income (loss), net of tax	(7,756)	(27,750)
Retained earnings	119,945	95,718
Total Tiptree Inc. stockholders’ equity	505,174	457,698
Non-controlling interests:
Fortegra preferred interests	77,679	77,679
Common interests	158,565	121,394
Total non-controlling interests	236,244	199,073
Total stockholders’ equity	741,418	656,771
Total liabilities and stockholders’ equity	$6,416,269	$5,694,789

Tiptree Inc.

Condensed Consolidated Statements of Operations (Unaudited)

($ in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Earned premiums, net	$383,881	$359,496	$1,129,259	$1,105,273
Service and administrative fees	95,821	95,362	289,966	311,696
Ceding commissions	3,483	3,716	10,658	11,525
Net investment income	7,397	9,111	29,631	22,250
Net realized and unrealized gains (losses)	34,879	8,316	62,354	36,518
Other revenue	14,841	18,361	44,610	51,994
Total revenues	540,302	494,362	1,566,478	1,539,256
Expenses:
Policy and contract benefits	217,330	203,442	653,115	645,081
Commission expense	144,919	154,005	437,005	484,232
Employee compensation and benefits	62,094	52,335	171,701	151,438
Interest expense	10,690	7,614	31,912	23,919
Depreciation and amortization	5,259	5,395	15,064	16,254
Other expenses	61,734	34,790	141,343	111,206
Total expenses	502,026	457,581	1,450,140	1,432,130
Income (loss) before taxes	38,276	36,781	116,338	107,126
Less: provision (benefit) for income taxes	22,666	16,308	56,656	48,799
Net income (loss)	15,610	20,473	59,682	58,327
Less: net income (loss) attributable to non-controlling interests	9,189	8,558	28,666	24,511
Net income (loss) attributable to common stockholders	$6,421	$11,915	$31,016	$33,816

Net income (loss) per common share:
Basic earnings per share	$0.17	$0.32	$0.82	$0.91
Diluted earnings per share	$0.13	$0.29	$0.68	$0.83

Weighted average number of common shares:
Basic	37,565,019	36,789,571	37,470,832	36,781,408
Diluted	38,583,747	37,818,491	38,550,969	37,784,637

Dividends declared per common share	$0.06	$0.06	$0.18	$0.18

Tiptree Inc.

Non-GAAP Financial Measures — Adjusted net income and Adjusted return on average equity (Unaudited)

Adjusted net income is defined as income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, including merger and acquisition related expenses, stock-based compensation, net realized and unrealized gains (losses) and intangibles amortization associated with purchase accounting, all of which is reduced for non-controlling interests. The calculation of adjusted net income excludes net realized and unrealized gains (losses) that relate to investments or assets rather than business operations. Adjusted net income is presented before the impacts of non-controlling interests. Adjusted return on average equity represents adjusted net income expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Management uses Adjusted net income and adjusted return on average equity as part of its capital allocation process and to assess comparative returns on invested capital. We believe adjusted net income provides additional clarity on the results of the Company’s underlying business operations as a whole for the periods presented by excluding distortions created by the unpredictability and volatility of realized and unrealized gains (losses). We also believe adjusted net income provides useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies.

	Three Months Ended September 30, 2025
($ in thousands)		Tiptree Capital
	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$55,223	$202	$1,366	$(18,515)	$38,276
Less: Income tax (benefit) expense	(18,378)	(314)	(313)	(3,661)	(22,666)
Less: Net realized and unrealized gains (losses) (1)	(24,761)	530	(275)	—	(24,506)
Plus: Intangibles amortization (2)	3,362	—	—	—	3,362
Plus: Stock-based compensation expense	4,133	—	—	1,494	5,627
Plus: Non-recurring expenses (3)	9,417	—	—	3,084	12,501
Plus: Non-cash fair value adjustments (4)	16,967	—	—	—	16,967
Plus: Impact of tax deconsolidation of Fortegra (5)	—	—	—	5,943	5,943
Less: Tax on adjustments (6)	3,580	138	70	(52)	3,736
Adjusted net income (before NCI)	$49,543	$556	$848	$(11,707)	$39,240
Less: Impact of non-controlling interests	(10,476)	—	—	—	(10,476)
Adjusted net income	$39,067	$556	$848	$(11,707)	$28,764

Adjusted net income (before NCI)	$49,543	$556	$848	$(11,707)	$39,240
Average stockholders’ equity	$753,591	$55,931	$75,031	$(152,159)	$732,394
Adjusted return on average equity (7)	26.3%	4.0%	4.5%	NM%	21.4%

	Three Months Ended September 30, 2024
($ in thousands)		Tiptree Capital
	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$47,209	$(89)	$(2,603)	$(7,736)	$36,781
Less: Income tax (benefit) expense	(12,114)	32	104	(4,330)	(16,308)
Less: Net realized and unrealized gains (losses) (1)	(2,218)	1,877	2,764	—	2,423
Plus: Intangibles amortization (2)	3,859	—	—	—	3,859
Plus: Stock-based compensation expense	4,195	—	—	1,762	5,957
Plus: Non-recurring expenses (3)	119	—	—	—	119
Plus: Non-cash fair value adjustments (4)	946	—	—	—	946
Plus: Impact of tax deconsolidation of Fortegra (5)	—	—	—	5,907	5,907
Less: Tax on adjustments (6)	(1,954)	(461)	(223)	(860)	(3,498)
Adjusted net income (before NCI)	$40,042	$1,359	$42	$(5,257)	$36,186
Less: Impact of non-controlling interests	(8,314)	—	—	—	(8,314)
Adjusted net income	$31,728	$1,359	$42	$(5,257)	$27,872

Adjusted net income (before NCI)	$40,042	$1,359	$42	$(5,257)	$36,186
Average stockholders’ equity	$577,776	$53,272	$59,943	$(53,856)	$637,135
Adjusted return on average equity (7)	27.7%	10.2%	0.3%	NM%	22.7%

	Nine Months Ended September 30, 2025
($ in thousands)		Tiptree Capital
	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$160,421	$230	$(1,755)	$(42,558)	$116,338
Less: Income tax (benefit) expense	(43,862)	(283)	(642)	(11,869)	(56,656)
Less: Net realized and unrealized gains (losses) (1)	(33,310)	1,327	441	—	(31,542)
Plus: Intangibles amortization (2)	10,047	—	—	—	10,047
Plus: Stock-based compensation expense	7,231	—	—	5,253	12,484
Plus: Non-recurring expenses (3)	13,623	—	1,350	3,084	18,057
Plus: Non-cash fair value adjustments (4)	17,560	—	—	—	17,560
Plus: Impact of tax deconsolidation of Fortegra (5)	—	—	—	18,603	18,603
Less: Tax on adjustments (6)	3,480	(91)	598	(1,259)	2,728
Adjusted net income (before NCI)	$135,190	$1,183	$(8)	$(28,746)	$107,619
Less: Impact of non-controlling interests	(28,396)	—	—	—	(28,396)
Adjusted net income	$106,794	$1,183	$(8)	$(28,746)	$79,223

Adjusted net income (before NCI)	$135,190	$1,183	$(8)	$(28,746)	$107,619
Average stockholders’ equity	$700,867	$55,901	$52,401	$(110,074)	$699,095
Adjusted return on average equity (7)	25.7%	2.8%	(0.0)%	NM%	20.5%

	Nine Months Ended September 30, 2024
($ in thousands)		Tiptree Capital
	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$135,270	$1,192	$602	$(29,938)	$107,126
Less: Income tax (benefit) expense	(35,604)	(244)	(704)	(12,247)	(48,799)
Less: Net realized and unrealized gains (losses) (1)	(7,582)	428	726	—	(6,428)
Plus: Intangibles amortization (2)	11,557	—	—	—	11,557
Plus: Stock-based compensation expense	5,999	—	—	7,190	13,189
Plus: Non-recurring expenses (3)	3,455	—	—	—	3,455
Plus: Non-cash fair value adjustments (4)	6,018	—	—	—	6,018
Plus: Impact of tax deconsolidation of Fortegra (5)	—	—	—	16,729	16,729
Less: Tax on adjustments (6)	(4,622)	(145)	246	(1,752)	(6,273)
Adjusted net income (before NCI)	$114,491	$1,231	$870	$(20,018)	$96,574
Less: Impact of non-controlling interests	(23,747)	—	—	—	(23,747)
Adjusted net income	$90,744	$1,231	$870	$(20,018)	$72,827

Adjusted net income (before NCI)	$114,491	$1,231	$870	$(20,018)	$96,574
Average stockholders’ equity	$529,486	$52,771	$91,263	$(57,137)	$616,383
Adjusted return on average equity (7)	28.8%	3.1%	1.3%	NM%	20.9%

Notes
(1)

Net realized and unrealized gains (losses) added back in Adjusted net income excludes net realized and unrealized gains (losses) from the mortgage segment and unrealized gains (losses) on mortgage servicing rights.

(2)	Specifically associated with acquisition purchase accounting. See Note (7) Goodwill and Intangible Assets, net, of the Company’s Form 10-Q for the period ended September 30, 2025.
(3)

For the three and nine months ended September 30, 2025 and 2024 , included in other expenses were expenses related to legal, banker, and other expenses including expenses associated with preparation of the registration statement for the withdrawn Fortegra initial public offering in 2024, and $5.7 million of the incentive fee related to realized and unrealized gains on equities and alternatives securities in 2025 periods.

(4)	For the three and nine months ended September 30, 2025 and 2024, non-cash fair-value adjustments represent a change in fair value of the Fortegra Additional Warrant liability.
(5)

For the three and nine months ended September 30, 2025 and 2024, included in the adjustment is an add-back of $5.9 million and $18.6 million, respectively, and $5.9 million and $16.7 million, related to deferred tax expense from the WP Transaction.

(6)	Tax on adjustments represents the tax applied to the total non-GAAP adjustments and includes adjustments for non-recurring or discrete tax impacts.
(7)

Total Adjusted return on average equity after non-controlling interests was 22.9% and 24.8% for the three months ended September 30, 2025 and 2024, respectively, based on $28.8 million and $27.9 million of Adjusted net income over $502.6 million and $449.2 million of average Tiptree Inc. stockholders’ equity. Total Adjusted return on average equity after non-controlling interests was 21.9% and 22.1% for the nine months ended September 30, 2025 and 2024, respectively, based on $79.2 million and $72.8 million of Adjusted net income over $481.5 million and $439.4 million of average Tiptree Inc. stockholders’ equity.